SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 19, 1994


                           TRITON ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


          Texas                          1-7864                75-1151855
(State or other Jurisdiction        (Commission File       (I.R.S. Employer
      of Incorporation)                  Number)          Identification No.)


       6688 N. Central Expressway                               75206
                    Suite 1400                               (Zip code)
                   Dallas, Texas
               (Address of principal
                 executive offices)

        Registrant's telephone number, including area code (214) 691-5200

                           TRITON ENERGY CORPORATION


Item 8.   Change in Fiscal Year


          On May 19, 1994, the Board of Directors of Triton Energy Corporation

adopted a resolution providing that the date for the end of the fiscal year of

Triton Energy Corporation be changed from May 31 to December 31.  A report covering the seven-month transition period of June 1 through December 31, 1994 will be filed on Form 10-K.

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               TRITON ENERGY CORPORATION



                               By: /s/ Robert B. Holland, III
                                      -----------------------
                                      Robert B. Holland, III
                                      Senior Vice President,
                                      Secretary and
                                      General Counsel


May 25, 1994